SEMIANNUAL REPORT  APRIL 30, 2001

Prudential
Value Fund

Fund Type Stock

Objective Capital appreciation

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)
Prudential Financial is a service mark of Prudential, Newark, NJ, and its affiliates.

Build on the Rock

Investment Goals and Style
The Prudential Value Fund (the Fund) seeks capital appreciation by investing primarily in stocks and convertible securities that we believe will provide investment returns above those of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) or the New York Stock Exchange (NYSE) Composite Index. It emphasizes stocks that are considered undervalued, given their earnings, cash flow, or asset values. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
   Sectors expressed as a percentage of
net assets as of 4/30/01
      24.0%  Finance
      15.2   Consumer Growth
      14.6   Utility
      13.3   Industrial
      11.0   Technology
       9.8   Energy
       8.0   Consumer Cyclicals
       4.1   Cash & Equivalents

Ten Largest Holdings
   Expressed as a percentage of
   net assets as of 4/30/01
   2.0%  IBM Corp.
         Computers
   1.9   Citigroup, Inc.
         Financial Services
   1.8   Verizon Communications, Inc.
         Telephones
   1.8   Lehman Brothers Holdings, Inc.
         Financial Services
   1.6   Philip Morris Companies, Inc.
         Tobacco
   1.6   Bank of America Corp.
         Banks
   1.4   Ford Motor Co.
         Automobiles & Trucks
   1.3   SBC Communications, Inc.
         Telephones
   1.2   FleetBoston Financial Corp.
         Banks
   1.2   Worldcom, Inc.
         Telephones

Holdings are subject to change.

The Prudential Value Fund was repositioned in 2000 from a mid-cap value style with an income focus to a large-cap value style. The current Lipper classification is the Lipper Multi-Cap Value category, but the expectation is for the Fund to be reclassified by Lipper to the Lipper Large-Cap Value category in the near future.

www.PruFN.com         (800) 225-1852

Performance at a Glance

Cumulative Total Returns1                  As of 4/30/01
              Six      One     Five       Ten      Since
             Months    Year    Years     Years   Inception2
Class A       7.25%   23.01%   95.58%   282.57%   330.09%
Class B       6.86    22.06    88.44    254.37    385.04
Class C       6.86    22.06    88.44     N/A      136.51
Class Z       7.42    23.32    97.81     N/A      102.94
Lipper
 Large-Cap
 Value Fund
 Avg.3       -2.09     2.51    83.32     265.92    ***
Lipper
 Multi-Cap
 Value Fund
 Avg.3        2.31     9.45    86.00     280.87    ****
S&P 500
 Index4     -12.06   -12.97   106.09     313.13   *****

Average Annual Total Returns1             As of 3/31/01
                One      Five      Ten       Since
                Year     Years    Years    Inception2
   Class A      10.82%   12.35%   13.31%     12.88%
   Class B      10.78    12.55    13.03      11.37
   Class C      13.62    12.44     N/A       12.74
   Class Z      16.96    13.81     N/A       13.77

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 1/22/90; Class B, 1/22/87; Class
C, 8/1/94; Class Z, 3/1/96.

3 Lipper average returns are unmanaged and based on the average return for all funds in each share class for the six-month, one-, five-, and ten-year periods in the Large-Cap Value Fund and the Multi-Cap Value Fund categories. Large-Cap Value and Multi-Cap Value funds include funds that invest in companies considered undervalued, and have below-average price/earnings ratio, price-to-book ratio, and three-year earnings growth figures.

4 The S&P 500(r) Index is an unmanaged index of 500 stocks of large U.S. companies, which gives a broad look at how stock prices have performed. These returns do not include the effect of any operating expenses of a mutual fund. These returns would be lower if they included the effect of operating expenses. Investors cannot invest directly in an index.

S&P 500(r) is a trademark of The McGraw-Hill Companies, Inc.

***Lipper Large-Cap Value Fund Since Inception returns are
333.11% for Class A, 450.47% for Class B, 166.22% for Class C, and 90.30% for Class Z, based on all funds in each share class.

****Lipper Multi-Cap Value Fund Since Inception returns are
336.95% for Class A, 440.18% for Class B, 164.58% for Class C, and 92.15% for Class Z, based on all funds in each share class.

*****The S&P 500 Index Since Inception returns are 392.47% for
Class A, 553.86% for Class B, 207.69% for Class C, and 111.14% for Class Z.

(LOGO)                                June 15, 2001

Dear Shareholder,
The Prudential Value Fund's Class A shares returned 7.25% over its six-month reporting period ended April 30, 2001--1.89% to those paying the maximum one-time Class A share sales charge. It outperformed the average returns in both its current Lipper Multi-Cap Value Fund category (up 2.31%) and the Large-Cap Value Fund category in which it should be placed at its next reporting period (down 2.09%). The Lipper Large-Cap Value category better reflects the Fund's current investment practice.

During this reporting period, the Fund had particularly good positive contributions from tobacco stocks and from its heavy representation of basic materials stocks. It also benefited from focusing away from the very largest companies because its advisers thought there were better opportunities in the rest of the market.

Late in the reporting period, we added two subadvisers to the Fund because we think that having several advisers with complementary yet distinct investment styles may contribute to greater consistency of performance. After a thorough investigation by Prudential's investment management research team, Victory Capital Management (formerly Key Asset Management) and Deutsche Asset Management, Inc. were selected to join Jennison Associates as advisers.
It is not unusual for value stocks to hold up better than growth stocks in a bear market, but for those concerned about short-term volatility, we recommend diversifying over both styles.

Sincerely,

David R. Odenath, Jr., President
Prudential Value Fund

Prudential Value Fund
Semiannual Report   April 30, 2001

Investment Advisers' Report

The graph below depicts the unusual investment environment that characterized our current reporting period. It shows the relative expensiveness (or valuation) of the value and growth components of the S&P 500 Index, as measured by the difference in average price/earnings multiple (P/E). This is a measure of how much underlying profit there is for each dollar invested in a stock. There have been times when the differences in P/E became larger than normal. In 1997, a divergence of immense size began, with the gap in relative value reaching more than three times the previous high. Although the market overall had become quite expensive (high P/E) by historical norms (as the blue line shows), value stocks were terrific bargains relative to growth

Difference in P/E Multiples: BARRA Growth and Value Indexes
(GRAPH)

Source: BARRA and Prudential.
The blue line represents the historical record of one measure of stocks' "expensiveness" (valuations)--their average P/E (price/earnings), or share price divided by earnings per share. The black line shows the difference in P/E between the BARRA Growth Index and the BARRA Value Index from January 1977 through April 2001, the life of those indexes. It shows that the P/E for growth stocks increased much faster than that for value stocks in the growth-stock bull market of 1995-1999.

S&P/BARRA Growth Index contains companies within the S&P 500
Index with higher price/earnings ratios.

S&P/BARRA Value Index contains companies within the S&P 500 Index with lower price/earnings ratios.

Investors cannot invest directly in an index.

Prudential Value Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 4/30/01

2.0%   IBM Corp./Computers
IBM's services segment is showing robust growth in a difficult environment. Services, which now account for 80% of total revenue growth, tend to produce more consistent revenue than hardware sales, and thus deserve a higher P/E multiple. In addition, its hardware business is beginning a new product cycle. The stock has performed much better than other technology stocks in 2001 to date and may be approaching fair valuation.

1.9%   Citigroup, Inc./Financial Services
We believe that Citigroup, the largest U.S. bank, is very inexpensive for its very attractive business fundamentals. It is gaining market share in declining capital markets, and has consistent earnings and a strong track record in integrating acquisitions. It is diversified in its geography and product set, and is likely to benefit more than most from a rebound in the capital markets.

1.8%   Verizon Communications, Inc./Telephones
Verizon is the largest local telephone company and the second largest telecommunications carrier overall in the United States. It also provides wireless telecommunications and Internet services. It is well positioned, serving most of the 100 largest markets in the United States.

1.8%   Lehman Brothers Holdings, Inc./Financial Services
Lehman Brothers is a leading investment bank that has exhibited exceptionally good cost control over the past few years. It is continuing to gain market share in Europe, a rapidly developing market for investment banking and mergers and acquisitions comparable in potential size to the U.S. market. As one of the few remaining independent investment banks, it also would be an attractive merger candidate for a global player looking to gain a foothold in the U.S. market.

1.6%   Philip Morris Companies, Inc./Tobacco
Philip Morris shares sell for very little above our estimate of the value of its Kraft foods subsidiaries alone. It realized some of that value with a public offering of stock after the end of our reporting period. Its tobacco business may benefit from an improved legal climate with the election of George Bush to the presidency.

Holdings are subject to change.

www.PruFN.com                     (800) 225-1852
Semiannual Report   April 30, 2001

stocks. This also meant that value investors previously had faced a significant underperformance of the S&P 500 Index. As our reporting period began, this imbalance had already started to correct.

The catalyst was the threat of a slowing economy and shrinking corporate profits. Many commentators had noted that growth stocks were "priced for perfection," while value stocks were priced as if a recession were imminent. The change in expectations threw growth stocks into a steep decline. Some of the money withdrawn from growth equities was invested in the relatively inexpensive value stocks, and many rose in price while the market averages declined rapidly. This was particularly noticeable in December 2000.

BASIC MATERIALS LOOKED BETTER
Two factors contributed to the advances of basic materials stocks--the industries that provide raw materials for manufacturing and construction such as metals, forest products, and chemicals. One is a favorable supply/demand situation in many of these industries, which has been in place for a while. This positive factor had been counterbalanced by the threat of a slowing economy and a potential drop in demand. The triggering factor for share prices was the Federal Reserve's (the Fed's) reduction of short-term interest rates early in January, after which stocks in industries that would benefit from an accelerating economy--cyclical industries--shot up. Although these stocks later joined the broad decline of the market, they made a large positive contribution to the Fund's return over the full reporting period.

The largest single contribution to the Fund's return came from Alcoa, which benefited from the electricity shortage in the Northwest. Aluminum production is very energy-intensive. Alcoa profited from shutting down production there and selling its power rights, and also from the consequent tightness of aluminum supply. The auto industry plans long-term increases in its use of this light metal, and there is very little new production developing, so the prospects for strong prices are good.

Prudential Value Fund
Semiannual Report   April 30, 2001

The paper industry also is benefiting from greater restraint in production as well as from the prospect of an economic upturn. Many uneconomical plants have been shut down. About 3.6% of the Fund's assets were invested in this industry group at the beginning of the current reporting period. The group's contribution was led by our Georgia-Pacific, Rayonier, and Louisiana-Pacific holdings. A smaller contribution came from our investments in the chemical group--including Monsanto, Dow Chemical, and Lyondell Chemical--which also provided a positive return.

INVESTORS LIKED TOBACCO
For some time now, tobacco stocks have been very inexpensive compared to the earnings of tobacco companies because investors feared the impact of lawsuits against the companies. That climate changed after the presidential election. It became more likely that the Justice Department would settle or drop its suits. Legal reform, making class action suits less profitable for lawyers, also looked more probable. In this new legal environment, the stocks of both RJ Reynolds Tobacco Holdings and Philip Morris Companies (see Comments on Largest Holdings) had large gains.

REAL ESTATE AND CONSTRUCTION ADVANCED
While most industries reduced their capital spending, homeowners did not. Ryland Group is a large, geographically diversified home builder that, nonetheless, is not well known. It is located in 22 of the 25 fastest-growing regions in the United States and is increasing its capacity. We bought its shares inexpensively. Its strong earnings increase, due to inexpensive raw materials and good demand, attracted investors during this reporting period, driving up its share price and contributing to the Fund's gains. High demand and declining interest rates also helped our real estate investment trusts (REITs), including Equity Residential Properties Trust.

ENERGY WAS TIGHT
Energy shortages helped our returns in two industries--oil
services and utilities. The higher price for oil dramatically improved the financial case for
www.PruFN.com                (800) 225-1852

investing in new drilling. Oil service companies, which support exploration and drilling operations, consequently have good earning prospects over the next few years. Our shares of McDermott International, which specializes in oil field engineering and construction, benefited. Companies with established reserves, such as Amerada Hess, which made smart acquisitions and locked in a high price for its oil, and Talisman Energy, also benefited.

The shortages of natural gas and electricity in the United States paid off for companies that had secured their energy supplies or that were critical for moving energy. We had particularly strong gains on Exelon, an electric utility, and NiSource and The Williams Companies, which operate natural gas pipelines.

On the other hand, we bought the California utility PG&E during this period. Its shares had already fallen substantially, and we thought they represented good value. We did not anticipate the confrontation between the company and Gray Davis, California's governor, that led its management to put the utility portion of the company in Chapter 11 bankruptcy. That made PG&E one of the largest detractors from our return. However, a portion of the firm's assets that we believe alone justify the stock price are insulated from the bankruptcy, and we believe there will be some value left in the utility portion when the bankruptcy is settled.

FINANCIALS WERE MIXED
Lehman Brothers Holdings (see Comments on Largest Holdings) and JP Morgan Chase were large contributors to the Fund's return. Although short-term interest rates came down during our reporting period, long-term rates remained high--a sign that an economic recovery is expected soon. This helped banks with substantial businesses in the capital markets. We also had a good return on Washington Mutual, a savings and loan. However, AG Edwards (a brokerage), Bear Stearns (investment banking and brokerage), and Aon (an insurance broker) were among the larger detractors from our return. The poor stock market contributed to their decline.

Prudential Value Fund
Semiannual Report   April 30, 2001

WE, TOO, OWNED TECHNOLOGY
Our technology holdings produced widely varying performances. Sabre Holdings made a particularly strong contribution. It provides automated reservations for the travel industry, and owns part of Travelocity, an Internet site. Its shares had become very inexpensive because many investors were concerned that the airlines might squeeze margins for the travel agency industry. We thought Sabre's technological advantage could not be dislodged that easily. After the company restructured and expanded its potential markets, its shares began a long rise. IBM and Dell Computer also helped our return. IBM's performance reflected the important role consulting services now play in its operations, as well as a new mainframe computer product cycle and its already dominant position in mainframes. We bought Dell after its shares had plummeted because of concerns about reduced demand for personal computers and an industry-wide build-up of inventories. We thought its troubles would be short-lived, and other investors adopted our opinion in April as its shares rose in the widespread technology stock rebound. We took some profits on Dell.

The largest detractor from our return was Computer Associates, a business software company. Computer Associates changed its accounting methods to a model in which revenues from software contracts were booked monthly instead of upon installation of the software. However, the company did not do a good job of explaining these changes or of reconciling its net income to its cash flow. We sold the stock at a loss primarily because we did not have confidence we could ascertain the firm's cash flow from its financial statements.

www.PruFN.com              (800) 225-1852

LOOKING AHEAD
Although much of the valuation differential we discussed at the beginning of our report was erased by the huge advantage of value over growth stocks during the past year, the gap is still above the pre-1997 high, and value stocks are still less expensive than growth stocks even after adjusting for growth rates. For that reason, we are optimistic about the performance of value stocks, at least compared to the rest of the market.

In addition, our experience has been that value stocks perform well when the economy is recovering from a slowdown. Companies whose stocks became inexpensive because their profits declined began to look more attractive as the economy picked up. We think several factors are promoting such an economic acceleration--declining interest rates, a likely drop in tax rates, European interest-rate cuts, and a possible slide of the dollar.

Prudential Value Fund Management Team

Prudential Value Fund
Semiannual Report   April 30, 2001

        Financial
           Statements

       Prudential Value Fund
             Portfolio of Investments as of April 30, 2001 (Unaudited)

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  95.9%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace/Defense  0.8%
      69,866   Boeing Co.                                           $      4,317,719
      35,900   Northrop Grumman Corp.                                      3,239,975
      41,500   United Technologies Corp.                                   3,240,320
                                                                    ----------------
                                                                          10,798,014
-------------------------------------------------------------------------------------
Airlines  0.7%
     271,700   AMR Corp.(a)                                               10,354,487
-------------------------------------------------------------------------------------
Automobiles & Trucks  2.5%
      84,000   Dana Corp.                                                  1,648,920
     653,800   Ford Motor Co.                                             19,274,024
      22,850   Johnson Controls, Inc.                                      1,654,340
     299,800   Navistar International Corp.(a)                             7,737,838
     167,300   Snap-On, Inc.                                               4,851,700
                                                                    ----------------
                                                                          35,166,822
-------------------------------------------------------------------------------------
Banks  5.8%
     392,900   Bank of America Corp.                                      22,002,400
     124,400   Comerica, Inc.                                              6,397,892
     103,500   First Union Corp.                                           3,101,895
     450,200   FleetBoston Financial Corp.                                17,274,174
      84,200   Mellon Financial Corp.                                      3,446,306
     219,200   PNC Financial Services Group                               14,263,344
     141,700   SunTrust Banks, Inc.                                        8,997,950
     324,800   U.S. Bancorp                                                6,879,264
                                                                    ----------------
                                                                          82,363,225
-------------------------------------------------------------------------------------
Building & Construction  1.7%
     219,100   Centex Corp.                                                9,454,165
     318,200   Ryland Group, Inc.                                         15,117,682
                                                                    ----------------
                                                                          24,571,847
-------------------------------------------------------------------------------------
Business Services  0.4%
     203,270   Cendant Corp.(a)                                            3,606,010
      80,700   KPMG Consulting, Inc.(a)                                    1,259,727
                                                                    ----------------
                                                                           4,865,737

    See Notes to Financial Statements                                     11

       Prudential Value Fund
             Portfolio of Investments as of April 30, 2001 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Chemicals  2.4%
     139,000   Dow Chemical Co.                                     $      4,649,550
      43,100   Eastman Chemical Co.                                        2,294,644
     528,500   Lyondell Chemical Co.                                       8,302,735
     569,828   Millennium Chemicals, Inc.                                  9,573,110
     191,300   Monsanto Co.                                                5,920,735
      68,800   Praxair, Inc.                                               3,256,304
                                                                    ----------------
                                                                          33,997,078
-------------------------------------------------------------------------------------
Communications Equipment  1.3%
     129,800   Corning, Inc.                                               2,851,706
     182,100   General Motors Corp. (Class 'H' Stock)(a)                   3,869,625
     758,900   Motorola, Inc.                                             11,800,895
                                                                    ----------------
                                                                          18,522,226
-------------------------------------------------------------------------------------
Computers  3.0%
      74,900   Compaq Computer Corp.                                       1,310,750
     366,000   Dell Computer Corp.(a)                                      9,622,140
      76,700   Hewlett-Packard Co.                                         2,180,581
     244,472   IBM Corp.                                                  28,148,506
      78,600   Sun Microsystems, Inc.(a)                                   1,345,632
                                                                    ----------------
                                                                          42,607,609
-------------------------------------------------------------------------------------
Computer Software & Services  2.0%
     294,400   BMC Software, Inc.(a)                                       7,121,536
     143,450   Cisco Systems, Inc.(a)                                      2,435,781
      43,900   Electronic Data Systems Corp.                               2,831,550
     206,300   Microsoft Corp.(a)                                         13,976,825
     190,100   Parametric Technology Corp.(a)                              2,167,140
                                                                    ----------------
                                                                          28,532,832
-------------------------------------------------------------------------------------
Cosmetics & Toiletries  1.1%
      85,700   Colgate-Palmolive Co.                                       4,786,345
     251,100   Gillette Co.                                                7,121,196
      42,600   Kimberly-Clark Corp.                                        2,530,440
      20,500   Procter & Gamble Co.                                        1,231,025
                                                                    ----------------
                                                                          15,669,006

    12                                     See Notes to Financial Statements

       Prudential Value Fund
             Portfolio of Investments as of April 30, 2001 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Diversified Manufacturing  2.3%
     312,300   General Electric Co.                                 $     15,155,919
      97,800   Textron, Inc.                                               5,185,356
     220,000   Tyco International Ltd.                                    11,741,400
                                                                    ----------------
                                                                          32,082,675
-------------------------------------------------------------------------------------
Electronics  1.8%
      59,400   Altera Corp.(a)                                             1,502,226
      95,700   Analog Devices, Inc.(a)                                     4,527,567
      84,600   Emerson Electric Co.                                        5,638,590
     308,700   LSI Logic Corp.(a)                                          6,319,089
      83,800   Sanmina Corp.                                               2,442,770
      90,300   Xilinx Inc.(a)                                              4,286,541
                                                                    ----------------
                                                                          24,716,783
-------------------------------------------------------------------------------------
Electronic Components  1.9%
     101,300   Amphenol Corp.(a)                                           4,264,730
      63,400   Intel Corp.                                                 1,959,694
     248,400   National Semiconductor Corp.(a)                             7,153,920
     345,300   Texas Instruments, Inc.                                    13,363,110
                                                                    ----------------
                                                                          26,741,454
-------------------------------------------------------------------------------------
Engineering & Construction  0.6%
     703,800   McDermott International, Inc.(a)                            8,593,398
-------------------------------------------------------------------------------------
Financial Services  11.0%
     147,100   Bear Stearns, & Co. Inc.                                    7,399,130
     554,800   Citigroup, Inc.                                            27,268,420
     187,300   Countrywide Mortgage Investments, Inc.                      7,992,091
     197,800   Edwards (A.G.), Inc.                                        8,044,526
     108,600   Fannie Mae                                                  8,716,236
     152,700   Freddie Mac                                                10,047,660
     233,500   Household International, Inc.                              14,948,670
      94,800   ITT Hartford Group, Inc.                                    5,887,080
     295,500   J.P. Morgan Chase & Co.                                    14,178,090
     135,800   John Hancock Financial Services                             5,044,970
     342,100   Lehman Brothers Holdings, Inc.                             24,887,775
      40,070   Merrill Lynch & Co., Inc.                                   2,472,319
     133,500   Morgan Stanley Dean Witter & Co.                            8,382,465
     142,100   Washington Mutual, Inc.(a)                                  7,095,053
      44,900   Wells Fargo & Co.                                           2,108,953
                                                                    ----------------
                                                                         154,473,438

    See Notes to Financial Statements                                     13

       Prudential Value Fund
             Portfolio of Investments as of April 30, 2001 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Food & Beverage  0.9%
      90,400   Anheuser-Busch Co., Inc.                             $      3,615,096
     162,450   General Mills, Inc.                                         6,402,154
     147,900   Sara Lee Corp.                                              2,944,689
                                                                    ----------------
                                                                          12,961,939
-------------------------------------------------------------------------------------
Gas Pipelines  2.0%
     148,706   El Paso Corp.                                              10,230,973
      33,200   Enron Corp.                                                 2,082,304
     358,300   Williams Companies, Inc.                                   15,109,511
                                                                    ----------------
                                                                          27,422,788
-------------------------------------------------------------------------------------
Health Care Services  2.5%
     197,000   Aetna, Inc.(a)                                              5,553,430
     327,000   HCA Healthcare Co.                                         12,654,900
     141,000   Health Management Associates, Inc.(a)                       2,526,720
   1,429,500   Humana, Inc.(a)                                            14,123,460
                                                                    ----------------
                                                                          34,858,510
-------------------------------------------------------------------------------------
Housing Related  0.4%
      50,400   Lowe's Companies, Inc.                                      3,175,200
      70,400   Newell Rubbermaid, Inc.                                     1,897,984
                                                                    ----------------
                                                                           5,073,184
-------------------------------------------------------------------------------------
Insurance  5.0%
      25,100   ACE, Ltd.                                                     896,070
     385,400   Allstate Corp.                                             16,090,450
      49,100   American General Corp.                                      2,141,251
      48,800   American International Group, Inc.                          3,991,840
     197,900   Aon Corp.                                                   6,578,196
      24,800   Chubb Corp.                                                 1,655,400
     164,450   Lincoln National Corp.                                      7,591,012
     107,400   Marsh & McLennan Co., Inc.                                 10,357,656
     144,700   St. Paul Co., Inc.                                          6,525,970
      28,115   Torchmark Corp.                                             1,065,277
     185,300   XL Capital Ltd.                                            13,119,240
                                                                    ----------------
                                                                          70,012,362

    14                                     See Notes to Financial Statements

       Prudential Value Fund
             Portfolio of Investments as of April 30, 2001 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Leisure  1.6%
     121,100   Brunswick Corp.                                      $      2,429,266
     129,700   Carnival Corp.                                              3,437,050
     148,900   Mattel, Inc.                                                2,404,735
     139,300   Royal Caribbean Cruises Ltd.                                2,838,934
     302,762   Starwood Hotels & Resorts Worldwide, Inc.                  10,926,681
                                                                    ----------------
                                                                          22,036,666
-------------------------------------------------------------------------------------
Machinery & Equipment  0.3%
      88,300   Cascade Corp.(a)                                              837,084
      45,900   Deere & Co.                                                 1,885,113
      45,400   Parker-Hannifin Corp.                                       2,116,548
                                                                    ----------------
                                                                           4,838,745
-------------------------------------------------------------------------------------
Media  3.1%
     230,500   AOL Time Warner, Inc.(a)                                   11,640,250
      50,300   Gannett Co., Inc.                                           3,246,865
      90,200   Interpublic Group of Companies, Inc.                        3,062,290
     124,000   McGraw-Hill Companies., Inc.                                8,032,720
     368,300   Metro Goldwyn Mayer, Inc.                                   7,524,369
     170,700   New York Times Co.                                          7,003,821
      67,100   Viacom, Inc.(a)                                             3,493,226
                                                                    ----------------
                                                                          44,003,541
-------------------------------------------------------------------------------------
Metals  2.2%
     324,450   Alcoa, Inc.                                                13,432,230
     150,500   Phelps Dodge Corp.                                          6,733,370
     375,900   Stillwater Mining Co.(a)                                   11,491,263
                                                                    ----------------
                                                                          31,656,863
-------------------------------------------------------------------------------------
Office Equipment & Supplies  0.8%
   1,285,400   Xerox Corp.                                                11,620,016
-------------------------------------------------------------------------------------
Oil & Gas Exploration & Production  6.0%
     107,200   Amerada Hess Corp.                                          9,380,000
      68,900   Anadarko Petroleum Corp.                                    4,452,318
      84,800   Baker Hughes, Inc.                                          3,331,792

    See Notes to Financial Statements                                     15

       Prudential Value Fund
             Portfolio of Investments as of April 30, 2001 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
     110,200   Conoco, Inc.                                         $      3,352,284
     204,100   Diamond Offshore Drilling, Inc.                             8,964,072
     276,900   ENSCO International, Inc.                                  10,771,410
     139,800   Halliburton Co.                                             6,040,758
     138,000   Noble Affiliates, Inc.                                      5,998,860
      81,700   Schlumberger, Ltd.                                          5,416,710
     351,700   Talisman Energy, Inc.                                      14,321,224
     100,200   Total Fina Elf S.A., ADR                                    7,504,980
      52,900   Unocal Corp.                                                2,018,664
     107,050   USX- Marathon Group                                         3,421,318
                                                                    ----------------
                                                                          84,974,390
-------------------------------------------------------------------------------------
Oil & Gas Services  2.8%
     109,700   Chevron Corp.                                              10,592,632
     188,200   Exxon Mobil Corp.                                          16,674,520
     222,800   Sempra Energy                                               6,164,876
      73,400   Sunoco, Inc.                                                2,790,668
      48,700   Texaco, Inc.                                                3,520,036
                                                                    ----------------
                                                                          39,742,732
-------------------------------------------------------------------------------------
Paper & Forest Products  3.2%
     209,000   Boise Cascade Corp.                                         7,310,820
     340,000   Georgia-Pacific Group                                      11,053,400
      50,100   International Paper Co.                                     1,962,918
     338,000   Louisiana-Pacific Corp.                                     4,140,500
     157,200   Longview Fibre Co.                                          1,996,440
     120,900   Rayonier, Inc.                                              5,301,465
     174,700   Temple-Inland, Inc.                                         8,909,700
      59,900   Westvaco Corp.                                              1,580,162
      53,900   Weyerhaeuser Co.                                            3,046,967
                                                                    ----------------
                                                                          45,302,372
-------------------------------------------------------------------------------------
Pharmaceuticals  3.3%
      71,100   Abbott Laboratories                                         3,297,618
     130,419   American Home Products Corp.                                7,531,697
      44,800   Baxter International, Inc.                                  4,083,520

    16                                     See Notes to Financial Statements

       Prudential Value Fund
             Portfolio of Investments as of April 30, 2001 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
     114,100   Bristol-Myers Squibb Co.                             $      6,389,600
      43,500   Medtronic, Inc.                                             1,940,100
     120,000   Merck & Co., Inc.                                           9,116,400
     286,900   Pfizer, Inc.                                               12,422,770
      40,000   Pharmacia Corp.                                             2,090,400
                                                                    ----------------
                                                                          46,872,105
-------------------------------------------------------------------------------------
Railroads  0.3%
      79,250   Union Pacific Corp.                                         4,508,533
-------------------------------------------------------------------------------------
Real Estate Investment Trust  1.4%
      88,800   Avalonbay Communities, Inc.                                 4,031,520
     230,600   Equity Residential Properties Trust                        12,104,194
      71,247   Spieker Properties, Inc.                                    3,932,834
                                                                    ----------------
                                                                          20,068,548
-------------------------------------------------------------------------------------
Restaurants  0.4%
     133,600   McDonald's Corp.                                            3,674,000
      81,400   Wendy's International, Inc.                                 2,061,862
                                                                    ----------------
                                                                           5,735,862
-------------------------------------------------------------------------------------
Retail  4.1%
     239,400   Dillards, Inc.                                              4,055,436
     314,500   Federated Department Stores, Inc.(a)                       13,517,210
     162,600   Home Depot, Inc.                                            7,658,460
     510,500   Limited, Inc. (The)                                         8,637,660
     141,700   May Department Stores Co.                                   5,278,325
     229,100   RadioShack Corp.                                            7,017,333
      76,500   Safeway, Inc.(a)                                            4,153,950
     184,700   Target Corp.                                                7,101,715
                                                                    ----------------
                                                                          57,420,089
-------------------------------------------------------------------------------------
Telephones  7.4%
     103,800   ALLTEL Corp.                                                5,668,518
     319,600   AT&T Corp.                                                  7,120,688
     355,600   CenturyTel, Inc.                                            9,665,208
     269,300   Nortel Networks Corp.                                       4,120,290
      66,600   Qwest Communications International, Inc.(a)                 2,723,940

    See Notes to Financial Statements                                     17

       Prudential Value Fund
             Portfolio of Investments as of April 30, 2001 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
     447,000   SBC Communications, Inc.                             $     18,438,750
     452,800   Sprint Corp.                                                9,680,864
     103,900   Tellabs, Inc.(a)                                            3,647,929
     472,900   Verizon Communications Inc.                                26,042,603
     197,787   Williams Communications Group                                 893,999
     932,400   Worldcom, Inc.(a)                                          17,016,300
                                                                    ----------------
                                                                         105,019,089
-------------------------------------------------------------------------------------
Tobacco  2.2%
     444,800   Philip Morris Companies, Inc.                              22,288,928
     143,100   RJ Reynolds Tobacco Holdings, Inc.                          8,381,367
                                                                    ----------------
                                                                          30,670,295
-------------------------------------------------------------------------------------
Utilities  6.1%
     156,400   American Electric Power Co., Inc.                           7,716,776
      38,300   Aquila, Inc.(a)                                             1,160,873
      52,600   Cinergy Corp.                                               1,824,168
      88,600   CMS Energy Corp.                                            2,773,180
      40,000   Constellation Energy Group, Inc.                            1,909,600
     237,600   Duke Energy Corp.                                          11,110,176
     233,500   Exelon Corp.                                               16,123,175
      76,700   FPL Group, Inc.                                             4,594,330
      57,455   Mirant Corp.(a)                                             2,344,164
     322,600   NiSource, Inc.                                              9,603,802
     866,800   PG&E Corp.(a)                                               7,775,196
     133,900   Pinnacle West Capital Corp.                                 6,720,441
      27,800   Reliant Resources, Inc.(a)                                    834,000
     144,500   Southern Co.                                                3,379,855
     189,800   TXU Corp.                                                   8,343,608
                                                                    ----------------
                                                                          86,213,344
-------------------------------------------------------------------------------------
Waste Management  0.6%
     330,600   Waste Management, Inc.                                      8,069,946
                                                                    ----------------
               Total long-term investments (cost $1,236,928,111)       1,353,138,550
                                                                    ----------------

    18                                     See Notes to Financial Statements

       Prudential Value Fund
             Portfolio of Investments as of April 30, 2001 (Unaudited) Cont'd.

Principal
Amount
(000)         Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  3.2%
-------------------------------------------------------------------------------------
Repurchase Agreement  3.2%
$    44,693   Joint Repurchase Agreement Account,
               4.53%, 5/1/01
               (cost $44,693,000; Note 5)                           $     44,693,000
                                                                    ----------------
              Total Investments  99.1%
               (cost $1,281,621,111; Note 4)                           1,397,831,550
              Other assets in excess of liabilities  0.9%                 13,062,714
                                                                    ----------------
              Net Assets  100%                                      $  1,410,894,264
                                                                    ----------------
                                                                    ----------------

------------------------------
(a) Non-income producing security.
ADR--American Depository Receipt.
    See Notes to Financial Statements                                     19

       Prudential Value Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                  April 30, 2001
--------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $1,281,621,111)                       $1,397,831,550
Receivable for investments sold                                       39,335,169
Receivable for Fund shares sold                                        1,512,162
Dividends and interest receivable                                      1,069,693
Prepaid expenses                                                          17,212
                                                                  --------------
      Total assets                                                 1,439,765,786
                                                                  --------------
LIABILITIES
Payable to custodian                                                      24,378
Payable for investments purchased                                     23,260,358
Accrued expenses                                                       2,303,642
Payable for Fund shares reacquired                                     2,091,037
Distribution fee payable                                                 605,336
Management fee payable                                                   586,771
                                                                  --------------
      Total liabilities                                               28,871,522
                                                                  --------------
NET ASSETS                                                        $1,410,894,264
                                                                  --------------
                                                                  --------------
Net assets were comprised of:
   Shares of beneficial interest, at par                          $      768,580
   Paid-in capital in excess of par                                1,104,920,723
                                                                  --------------
                                                                   1,105,689,303
   Undistributed net investment income                                 1,573,797
   Accumulated net realized gains                                    187,420,725
   Net unrealized appreciation on investments                        116,210,439
                                                                  --------------
Net assets, April 30, 2001                                        $1,410,894,264
                                                                  --------------
                                                                  --------------

    20                                     See Notes to Financial Statements

       Prudential Value Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  April 30, 2001
--------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($755,462,239 / 41,048,518 shares of beneficial interest
      issued and outstanding)                                             $18.40
   Maximum sales charge (5% of offering price)                               .97
                                                                  --------------
   Maximum offering price to public                                       $19.37
                                                                  --------------
                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per
      share ($552,670,595 / 30,221,707 shares of beneficial
      interest issued and outstanding)                                    $18.29
                                                                  --------------
                                                                  --------------
Class C:
   Net asset value and redemption price per share
      ($33,389,037 / 1,825,809 shares of beneficial interest
      issued and outstanding)                                             $18.29
   Sales charge (1% of offering price)                                       .18
                                                                  --------------
   Offering price to public                                               $18.47
                                                                  --------------
                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($69,372,393 / 3,761,917 shares of beneficial
      interest issued and outstanding)                                    $18.44
                                                                  --------------
                                                                  --------------

    See Notes to Financial Statements                                     21

       Prudential Value Fund
             Statement of Operations (Unaudited)

                                                                      Six Months
                                                                        Ended
                                                                    April 30, 2001
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $41,678)           $  12,890,462
   Interest                                                              1,399,382
   Income from securities loaned, (net)                                     43,738
                                                                    --------------
      Total income                                                      14,333,582
                                                                    --------------
Expenses
   Management fee                                                        3,614,314
   Distribution fee--Class A                                               853,316
   Distribution fee--Class B                                             2,901,452
   Distribution fee--Class C                                               151,133
   Transfer agent's fees and expenses                                    2,420,000
   Reports to shareholders                                                 200,000
   Custodian's fees and expenses                                            89,000
   Registration fees                                                        55,000
   Legal fees and expenses                                                  24,000
   Audit fee                                                                12,000
   Trustees' fees and expenses                                              12,000
   Miscellaneous                                                            22,920
                                                                    --------------
      Total expenses                                                    10,355,135
                                                                    --------------
Net investment income                                                    3,978,447
                                                                    --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
   CURRENCIES
Net realized gain on:
   Investment transactions                                             189,541,188
                                                                    --------------
Net change in unrealized appreciation (depreciation) of:
   Investments                                                        (101,401,148)
                                                                    --------------
Net gain on investments                                                 88,140,040
                                                                    --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $  92,118,487
                                                                    --------------
                                                                    --------------

    22                                     See Notes to Financial Statements

       Prudential Value Fund
             Statement of Changes in Net Assets (Unaudited)

                                                   Six Months            Year
                                                     Ended              Ended
                                                 April 30, 2001    October 31, 2000
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                         $    3,978,447     $   22,435,886
   Net realized gain on investments and
      foreign currency transactions                 189,541,188        125,879,403
   Net change in unrealized appreciation
      (depreciation) of investments and
      foreign currencies                           (101,401,148)        77,605,314
                                                 --------------    ----------------
   Net increase in net assets resulting from
      operations                                     92,118,487        225,920,603
                                                 --------------    ----------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                        (4,046,621)        (8,414,130)
      Class B                                        (1,719,824)        (7,631,516)
      Class C                                           (76,565)          (265,034)
      Class Z                                          (510,186)        (2,338,544)
                                                 --------------    ----------------
                                                     (6,353,196)       (18,649,224)
                                                 --------------    ----------------
   Distributions from net realized gains
      Class A                                       (42,932,578)       (72,440,679)
      Class B                                       (41,207,809)      (117,327,735)
      Class C                                        (1,901,768)        (3,915,411)
      Class Z                                        (4,510,965)       (16,674,813)
                                                 --------------    ----------------
                                                    (90,553,120)      (210,358,638)
                                                 --------------    ----------------
Fund share transactions (net of share
   conversions)
   (Note 6)
   Proceeds from shares sold                        245,044,021        390,599,191
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                  91,013,157        213,734,690
   Cost of shares reacquired                       (376,399,020)      (941,250,989)
                                                 --------------    ----------------
   Net increase (decrease) in net assets from
      Fund share transactions                       (40,341,842)      (336,917,108)
                                                 --------------    ----------------
Total increase (decrease)                           (45,129,671)      (340,004,367)
NET ASSETS
Beginning of period                               1,456,023,935      1,796,028,302
                                                 --------------    ----------------
End of period(a)                                 $1,410,894,264     $1,456,023,935
                                                 --------------    ----------------
                                                 --------------    ----------------
(a) Includes undistributed net investment
    income of                                    $    1,573,797     $    3,948,546
                                                 --------------    ----------------

    See Notes to Financial Statements                                     23

       Prudential Value Fund
             Notes to Financial Statements (Unaudited)

      Prudential Value Fund (the 'Fund'), formerly known as Prudential Equity Income Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The investment objective of the Fund is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and convertible securities that provide investment income returns above those of the Standard & Poor's 500 Composite Stock Price Index or the NYSE Composite Index. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Investments in securities traded on a national
securities exchange (or reported on the Nasdaq national market) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day or at the bid price in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that does not represent fair value, are valued in accordance with procedures adopted by the Fund's Board of Trustees.

      Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

       Prudential Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      All securities are valued as of 4:15 p.m., New York time.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the current rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains/losses on investment transactions.

      Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

       Prudential Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rates.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of distributions from Real Estate Investment Trusts.

      Securities Lending:    The Fund may lend securities to broker-dealers. The
loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and Jennison Associates LLC ('Jennison'), Jennison furnishes investment advisory services in connection with the management of the Fund since September 7, 2000. On November 28, 2000, the Board of Trustees approved to divide the management responsibility among three subadvisers, Jennison, Deutsche Asset Management Inc. ('Deutsche Asset') and Key

       Prudential Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Asset Management Inc. ('Key Asset'). The new subadvisers have received the necessary shareholder approval and, effective February 16, 2001, these subadvisers assumed the day-to-day management responsibilities with Jennison retaining approximately half of the assets and the two new subadvisers each assuming approximately 25% of assets. PIFM paid for the services of Jennison, Deutsche Asset and Key Asset, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .60 of 1% of the Fund's average daily net assets up to $500 million, .50 of 1% of the next $500 million, .475 of 1% of the next $500 million and .45 of 1% of the average daily net assets in excess of $1.5 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares for the six months ended April 30, 2001, respectively.

      PIMS has advised the Fund that it has received approximately $129,800 and $23,000 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the six months ended April 30, 2001. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended April 30, 2001, it received approximately $340,600 and $9,500 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIMS and Jennison are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an
                                                                          27

       Prudential Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

alternative source of funding for capital share redemptions. The Funds pay a commitment fee at an annual rate of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expired on March 9, 2001.

      On March 7, 2001, the Fund, along with other affiliated registered investment companies entered into an amended syndicated credit agreement (the 'amended SCA') with an unaffiliated lender. The maximum commitment under the amended SCA is $500 million. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .080 of 1% of the unused portion of the credit facility. The expiration date of the amended SCA is March 6, 2002. The Fund did not borrow any amounts pursuant to the SCA during the six months ended April 30, 2001.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended April 30, 2001, the Fund incurred fees of approximately $909,900 for the services of PMFS. As of April 30, 2001, approximately $155,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      Prudential Securities Incorporated ('PSI'), which is an indirect wholly owned subsidiary of Prudential, is the securities lending agent for the Fund. For the six months ended April 30, 2001, PSI has been compensated approximately $28,000 for these services.

      For the six months ended April 30, 2001, PSI earned approximately $1,200 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2001 were $1,767,087,433 and $1,870,969,086, respectively.

      The cost basis of investments for federal income tax purposes at April 30, 2001 was $1,286,371,464 and, accordingly, net unrealized appreciation for federal income tax purposes was $111,460,086 (gross unrealized appreciation--$180,750,359; gross unrealized depreciation--$69,290,273).

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of

       Prudential Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of April 30, 2001, the Fund had a 5.8% undivided interest in repurchase agreements in the joint account. The undivided interest for the Fund represented $44,693,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefore were as follows:

      ABN AMRO Incorporated, 4.40%, in the principal amount of $79,104,000, repurchase price $79,113,668, due 5/1/01. The value of the collateral including accrued interest was $80,686,324.

      Bear, Stearns & Co. Inc., 4.55%, in the principal amount of $210,000,000 repurchase price $210,026,542, due 5/1/01. The value of the collateral including accrued interest was $215,224,348.

      Credit Suisse First Boston Corp., 4.57%, in the principal amount of $200,000,000, repurchase price $200,025,388, due 5/1/01. The value of the collateral including accrued interest was $204,000,315.

      Deutsche Banc Alex. Brown, Inc., 4.40%, in the principal amount of $65,408,000, repurchase price $65,415,994, due 5/1/01. The value of the collateral including accrued interest was $66,717,059.

      UBS Warburg, 4.55%, in the principal amount of $210,000,000, repurchase price $210,026,542, due 5/1/01. The value of the collateral including accrued interest was $214,201,402.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value or Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest at $.01 par value divided into four classes, designated Class A, Class B, Class C and Class Z.

       Prudential Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Transactions in shares of beneficial interest were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended April 30, 2001:
Shares sold                                                  10,212,697    $ 182,762,517
Shares issued in reinvestment of dividends and
  distributions                                               2,485,771       43,563,079
Shares reacquired                                           (12,303,560)    (219,848,535)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                    394,908        6,477,061
Shares issued upon conversion from Class B                    6,306,725      113,240,517
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 6,701,633    $ 119,717,578
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2000:
Shares sold                                                  16,239,578    $ 271,651,321
Shares issued in reinvestment of dividends and
  distributions                                               4,655,162       74,741,526
Shares reacquired                                           (29,324,857)    (487,357,080)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (8,430,117)    (140,964,233)
Shares issued upon conversion from Class B                    8,585,962      146,809,863
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   155,845    $   5,845,630
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Six months ended April 30, 2001:
Shares sold                                                   2,101,949    $  37,826,877
Shares issued in reinvestment of dividends and
  distributions                                               2,321,499       40,523,175
Shares reacquired                                            (2,679,326)     (48,007,663)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  1,744,122       30,342,389
Shares reacquired upon conversion into Class A               (6,333,019)    (113,240,517)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (4,588,897)   $ (82,898,128)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2000:
Shares sold                                                   3,064,228    $  50,419,268
Shares issued in reinvestment of dividends and
  distributions                                               7,244,525      115,969,688
Shares reacquired                                           (22,608,200)    (368,841,352)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                (12,299,447)    (202,452,396)
Shares reacquired upon conversion into Class A               (8,623,583)    (146,809,863)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding               (20,923,030)   $(349,262,259)
                                                            -----------    -------------
                                                            -----------    -------------

    30

       Prudential Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended April 30, 2001:
Shares sold                                                     521,300    $   9,384,854
Shares issued in reinvestment of dividends and
  distributions                                                 111,197        1,943,025
Shares reacquired                                              (331,977)      (5,884,490)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   300,520    $   5,443,389
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2000:
Shares sold                                                     585,057    $   9,888,624
Shares issued in reinvestment of dividends and
  distributions                                                 253,477        4,057,806
Shares reacquired                                            (1,178,817)     (19,309,480)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (340,283)   $  (5,363,050)
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Six months ended April 30, 2001:
Shares sold                                                     834,382    $  15,069,773
Shares issued in reinvestment of dividends and
  distributions                                                 284,187        4,983,878
Shares reacquired                                            (5,631,459)    (102,658,332)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (4,512,890)   $ (82,604,681)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2000:
Shares sold                                                   3,548,279    $  58,639,978
Shares issued in reinvestment of dividends and
  distributions                                               1,180,252       18,965,670
Shares reacquired                                            (3,982,546)     (65,743,077)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   745,985    $  11,862,571
                                                            -----------    -------------
                                                            -----------    -------------

Note 7. Subsequent Events
On May 1, 2001, Key Asset Management LLC changed their name to Victory Capital Management. The change in name will not affect their personnel or management style.

       Prudential Value Fund
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                  ----------------
                                                                  Six Months Ended
                                                                   April 30, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  18.49
                                                                  ----------------
Income from investment operations
Net investment income                                                      .08(c)
Net realized and unrealized gain (loss) on investment
   transactions                                                           1.17
                                                                  ----------------
   Total from investment operations                                       1.25
                                                                  ----------------
Less distributions
Dividends from net investment income                                      (.12)
Dividends in excess of net investment income                                --
Distributions from net realized gains                                    (1.22)
                                                                  ----------------
   Total distributions                                                   (1.34)
                                                                  ----------------
Net asset value, end of period                                        $  18.40
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a):                                                          7.25%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $755,462
Average net assets (000)                                              $688,310
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.19%(b)
   Expenses, excluding distribution and service (12b-1) fees               .94%(b)
   Net investment income                                                   .88%(b)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                 131%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Based on weighted average shares outstanding, by class.

    32                                     See Notes to Financial Statements

       Prudential Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997                 1996
----------------------------------------------------------------------------------------------------------
    $  18.12             $  18.63             $  21.00             $  15.43             $  14.40
----------------     ----------------     ----------------     ----------------     ----------------
         .31                  .33                  .45                  .45                  .47
        2.49                  .58                 (.49)                6.29                 1.75
----------------     ----------------     ----------------     ----------------     ----------------
        2.80                  .91                 (.04)                6.74                 2.22
----------------     ----------------     ----------------     ----------------     ----------------
        (.25)                (.33)                (.44)                (.43)                (.49)
          --                 (.03)                  --                   --                   --
       (2.18)               (1.06)               (1.89)                (.74)                (.70)
----------------     ----------------     ----------------     ----------------     ----------------
       (2.43)               (1.42)               (2.33)               (1.17)               (1.19)
----------------     ----------------     ----------------     ----------------     ----------------
    $  18.49             $  18.12             $  18.63             $  21.00             $  15.43
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
       17.60%                5.03%                (.65)%              45.68%               15.97%
    $634,991             $619,469             $638,547             $570,146             $341,717
    $571,048             $653,798             $655,776             $454,892             $310,335
        1.16%                1.02%                 .91%                 .94%                 .98%
         .91%                 .77%                 .66%                 .69%                 .73%
        1.83%                1.71%                2.19%                2.32%                3.26%
          64%                  17%                  22%                  36%                  36%

    See Notes to Financial Statements                                     33

       Prudential Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class B
                                                                  ----------------
                                                                  Six Months Ended
                                                                   April 30, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  18.38
                                                                  ----------------
Income from investment operations
Net investment income                                                      .02(c)
Net realized and unrealized gain (loss) on investment
transactions                                                              1.16
                                                                  ----------------
   Total from investment operations                                       1.18
                                                                  ----------------
Less distributions
Dividends from net investment income                                      (.05)
Dividends in excess of net investment income                                --
Distributions from net realized gains                                    (1.22)
                                                                  ----------------
   Total distributions                                                   (1.27)
                                                                  ----------------
Net asset value, end of period                                        $  18.29
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a):                                                          6.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $552,671
Average net assets (000)                                              $585,100
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.94%(b)
   Expenses, excluding distribution and service (12b-1) fees               .94%(b)
   Net investment income                                                   .18%(b)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Based on weighted average shares outstanding, by class.
    34                                     See Notes to Financial Statements

       Prudential Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class B
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997                 1996
----------------------------------------------------------------------------------------------------------
   $    18.06           $    18.57           $    20.93           $    15.39            $  14.36
----------------     ----------------     ----------------     ----------------     ----------------
          .20                  .19                  .29                  .29                 .39
         2.46                  .58                 (.48)                6.29                1.71
----------------     ----------------     ----------------     ----------------     ----------------
         2.66                  .77                 (.19)                6.58                2.10
----------------     ----------------     ----------------     ----------------     ----------------
         (.16)                (.19)                (.28)                (.30)               (.37)
           --                 (.03)                  --                   --                  --
        (2.18)               (1.06)               (1.89)                (.74)               (.70)
----------------     ----------------     ----------------     ----------------     ----------------
        (2.34)               (1.28)               (2.17)               (1.04)              (1.07)
----------------     ----------------     ----------------     ----------------     ----------------
   $    18.38           $    18.06           $    18.57           $    20.93            $  15.39
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
        16.71%                4.25%               (1.35)%              44.60%              15.12%
   $  639,755           $1,006,346           $1,299,962           $1,250,216            $929,948
   $  778,722           $1,200,663           $1,391,826           $1,072,118            $951,220
         1.91%                1.77%                1.66%                1.69%               1.73%
          .91%                 .77%                 .66%                 .69%                .73%
         1.13%                 .98%                1.44%                1.60%               2.51%

    See Notes to Financial Statements                                     35

       Prudential Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                  ----------------
                                                                  Six Months Ended
                                                                   April 30, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  18.38
                                                                      --------
Income from investment operations
Net investment income                                                      .01(c)
Net realized and unrealized gain (loss) on investment
transactions                                                              1.17
                                                                      --------
  Total from investment operations                                        1.18
                                                                      --------
Less distributions
Dividends from net investment income                                      (.05)
Dividends in excess of net investment income                                --
Distributions from net realized gains                                    (1.22)
                                                                      --------
   Total distributions                                                   (1.27)
                                                                      --------
Net asset value, end of period                                        $  18.29
                                                                      --------
                                                                      --------
TOTAL RETURN(a):                                                          6.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 33,389
Average net assets (000)                                              $ 30,477
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.94%(b)
   Expenses, excluding distribution and service (12b-1) fees               .94%(b)
   Net investment income                                                   .14%(b)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Based on weighted average shares outstanding, by class.

    36                                     See Notes to Financial Statements

       Prudential Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class C
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997                 1996
----------------------------------------------------------------------------------------------------------
    $  18.06             $  18.57             $  20.93             $  15.39              $14.36
    --------             --------             --------             --------             -------
         .19                  .19                  .30                  .37                 .38
        2.47                  .58                 (.49)                6.21                1.72
    --------             --------             --------             --------             -------
        2.66                  .77                 (.19)                6.58                2.10
    --------             --------             --------             --------             -------
        (.16)                (.19)                (.28)                (.30)               (.37)
          --                 (.03)                  --                   --                  --
       (2.18)               (1.06)               (1.89)                (.74)               (.70)
    --------             --------             --------             --------             -------
       (2.34)               (1.28)               (2.17)               (1.04)              (1.07)
    --------             --------             --------             --------             -------
    $  18.38             $  18.06             $  18.57             $  20.93              $15.39
    --------             --------             --------             --------             -------
    --------             --------             --------             --------             -------
       16.71%                4.25%               (1.35)%              44.60%              15.12%
    $ 28,032             $ 33,685             $ 37,988             $ 17,911              $8,511
    $ 27,782             $ 36,981             $ 31,345             $ 11,432              $6,730
        1.91%                1.77%                1.66%                1.69%               1.73%
         .91%                 .77%                 .66%                 .69%                .73%
        1.10%                 .98%                1.47%                1.53%               2.51%

    See Notes to Financial Statements                                     37

       Prudential Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                  ----------------
                                                                  Six Months Ended
                                                                   April 30, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  18.52
                                                                      --------
Income from investment operations
Net investment income                                                      .10(d)
Net realized and unrealized gain (loss) on investment
transactions                                                              1.18
                                                                      --------
   Total from investment operations                                       1.28
                                                                      --------
Less distributions
Dividends from net investment income                                      (.14)
Dividends in excess of net investment income                                --
Distributions from net realized gains                                    (1.22)
                                                                      --------
   Total distributions                                                   (1.36)
                                                                      --------
Net asset value, end of period                                        $  18.44
                                                                      --------
                                                                      --------
TOTAL RETURN(a):                                                          7.42%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 69,372
Average net assets (000)                                              $ 72,647
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               .94%(b)
   Expenses, excluding distribution and service (12b-1) fees               .94%(b)
   Net investment income                                                  1.19%(b)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class Z shares.
(d) Based on weighted average shares outstanding, by class.

    38                                     See Notes to Financial Statements

       Prudential Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                   Class Z
-------------------------------------------------------------------------------------------------------------
                            Year Ended October 31,                                   March 1, 1996(c)
-------------------------------------------------------------------------------           Through
      2000                 1999                 1998                 1997             October 31,1996
-------------------------------------------------------------------------------------------------------------
    $  18.13             $  18.64             $  21.00             $  15.42              $   15.13
----------------     ----------------     ----------------     ----------------         ----------
         .35                  .38                  .52                  .36                    .38
        2.50                  .58                 (.51)                6.43                    .30
----------------     ----------------     ----------------     ----------------         ----------
        2.85                  .96                  .01                 6.79                    .68
----------------     ----------------     ----------------     ----------------         ----------
        (.28)                (.38)                (.48)                (.47)                  (.39)
          --                 (.03)                  --                   --                     --
       (2.18)               (1.06)               (1.89)                (.74)                    --
----------------     ----------------     ----------------     ----------------         ----------
       (2.46)               (1.47)               (2.37)               (1.21)                  (.39)
----------------     ----------------     ----------------     ----------------         ----------
    $  18.52             $  18.13             $  18.64             $  21.00              $   15.42
----------------     ----------------     ----------------     ----------------         ----------
----------------     ----------------     ----------------     ----------------         ----------
       17.94%                5.28%                (.40)%              46.12%                  4.55%
    $153,246             $136,529             $142,918             $ 74,956              $  44,509
    $141,384             $144,747             $103,474             $ 57,369              $  24,641
         .91%                 .77%                 .66%                 .69%                   .73%(b)
         .91%                 .77%                 .66%                 .69%                   .73%(b)
        2.07%                1.97%                2.49%                2.58%                  3.51%(b)

    See Notes to Financial Statements                                     39

       Prudential Value Fund
             Supplemental Proxy Information (Unaudited)

      The meetings of the Fund's shareholders were held on January 31, 2001 and February 22, 2001, in conjunction with shareholder meetings for certain other Funds within the Prudential Mutual Fund complex. The meeting was held for the following purposes:

(1) To elect the following nine individuals to serve on the Fund's Board of Directors to a term until the earlier to occur of (a) the next meeting of shareholders at which Board Members are elected and until their successors are elected and qualified or (b) until their terms expire in accordance with each Fund's retirement policy. Each Fund's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.
    - Saul K. Fenster
    - Delayne Dedrick Gold
    - Robert F. Gunia
    - Douglas H. McCorkindale
    - W. Scott McDonald, Jr.
    - Thomas T. Mooney
    - Stephen P. Munn
    - David R. Odenath, Jr.
    - Richard D. Redeker
    - Judy A. Rice
    - Robin B. Smith
    - Louis A. Weil, III
    - Clay T. Whitehead
(2) To approve a new subadvisory agreement between Prudential Investments Fund Management LLC (PIFM) and Jennison Associates LLC.
(3) To approve a new subadvisory agreement between PIFM and Deutsche Asset Management, Incorporated.
(4) To approve a new subadvisory agreement between PIFM and Key Asset Management, Inc.
(5) To permit PIFM to enter into or make material changes to subadvisory agreements without shareholder approval.
(6) An amendment to the management agreement to permit PIFM to allocate assets among affiliated and unaffiliated subadvisors.

       Prudential Value Fund
             Supplemental Proxy Information (Unaudited) Cont'd.

(7a) To approve certain changes to the Fund's fundamental investment restrictions or policies: Fund Diversification.
(7b) To approve certain changes to the Fund's fundamental investment restrictions or policies: Issuing Senior Securities, Borrowing Money or Pledging Assets.
(7c) To approve certain changes to the Fund's fundamental investment restrictions or policies: Buying and Selling Real Estate.
(7d) To approve certain changes to the Fund's fundamental investment restrictions or policies: Buying and Selling Commodities and Commodity Contracts.
(7e) To approve certain changes to the Fund's fundamental investment restrictions or policies: Fund Concentration.
(7f) To approve certain changes to the Fund's fundamental investment restrictions or policies: Making Loans.
(7g) To approve certain changes to the Fund's fundamental investment restrictions or policies: Other Investment Restrictions.
(8) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund's current fiscal year.
                                                                          41

       Prudential Value Fund
             Supplemental Proxy Information (Unaudited) Cont'd.

      The results of the proxy solicitation on the above matters were:

              Director/Manager/
                 Investment                 Votes          Votes
            Restrictions/Auditor             for          Against       Abstentions
        -----------------------------    -----------     ----------     -----------
(1)     Saul K. Fenster                   37,230,034             --              --
        Delayne Dedrick Gold              37,267,796             --              --
        Robert F. Gunia                   37,255,168             --              --
        Douglas H. McCorkindale           37,269,002             --              --
        W. Scott McDonald, Jr.            37,266,099             --              --
        Thomas T. Mooney                  37,267,956             --              --
        Stephen P. Munn                   37,275,255             --              --
        David R. Odenath, Jr.             37,270,663             --              --
        Richard A. Redeker                37,272,633             --              --
        Judy A. Rice                      37,260,404             --              --
        Robin B. Smith                    37,234,315             --              --
        Louis A. Weil, III                37,266,331             --              --
        Clay T. Whitehead                 37,254,420             --              --
(2)     New Subadvisory                   36,936,866        652,492       1,051,956
(3)     New Subadvisory                   36,720,256        780,669       1,140,389
(4)     New Subadvisory                   36,730,819        785,231       1,125,264
(5)     PIFM                              27,526,148      2,017,179       1,445,756
(6)     PIFM                              28,089,346      1,438,280       1,461,458
(7a)    Fund Diversification              28,587,282      1,081,916       1,319,885
(7b)    Issuing Senior Securities,
         Borrowing Money or Pledging
         Assets                           27,973,903      1,574,051       1,441,130
(7c)    Buying and Selling Real
         Estate                           28,234,676      1,447,286       1,307,122
(7d)    Buying and Selling
         Commodities and Commodity
         Contracts                        28,001,685      1,668,248       1,319,151
(7e)    Fund Concentration                28,491,543      1,075,573       1,421,968
(7f)    Making Loans                      27,991,769      1,609,849       1,387,466
(7g)    Other Investment Restrictions     28,224,382      1,235,543       1,529,159
(8)     PricewaterhouseCoopers LLP        36,623,254        441,915       1,149,774

Prudential Value Fund
Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Prudential Value Fund
Getting the Most From Your Prudential Mutual Fund

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

www.PruFN.com              (800) 225-1852

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Trustees
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Deutsche Asset Management, Inc.
130 Liberty Street
New York, NY 10006

Victory Capital Management
127 Public Square
Cleveland, OH 44114-1306

Distributor
Prudential Investment
   Management Services LLC
Three Gateway Center, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols   NASDAQ    CUSIP
     Class A   PBEAX   74438J105
     Class B   PBQIX   74438J204
     Class C   PEICX   74438J303
     Class Z   PEIZX   74438J402

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of April 30, 2001, were not audited and, accordingly, no opinion is expressed on them.

(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

PRSRT STD
U.S. POSTAGE
PAID
Permit 6807
New York, NY

MF131E2   74438J105   74438J204   74438J303   74438J402

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